Exhibit 10.67

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT			1. CONTRACT ID CODE		PAGE OF PAGES
			V		1	4
2. AMENDMENT/MODIFICATION NO		3. EFFECTIVE DATE	4. REQUISITION/PURCHASE REQ. NO.	5. PROJECT NO. (If applicable)
P00025		22-Apr-2014	SEE SCHEDULE
6. ISSUED BY	CODE	W911QY	7. ADMINISTERED BY (If other than item 6)	CODE	SCN01A
W6QK ACC-APG NATICK CONTRACTING DIVISION BLDG 1 KANSAS STREET NATICK MA 01760-5011			DCMA AMERICAS (CANADA) 275 BANK ST. SUITE 200 OTTAWA, ONT. CNK2P-2L6

8. NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code) TEKMIRA PHARMACEUTICALS CORPORATION			9A. AMENDMENT OF SOLICITATION NO.
8900 GLENLYON PKY SUITE 100 BURNABY V5J 5J8			9B. DATED (SEE ITEM 11)
			X	10A. MOD. OF CONTRACT/ORDER NO. W9113M-10-C-0057
			X	10B. DATED (SEE ITEM 13)
CODE L8144		FACILITY CODE	14-Jul-2010
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	The above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of Offer		☐ is extended ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended by one of the following methods:
(a) By completing Items 8 and 15, and returning ______ copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN
REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12. ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule

13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
A. THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

B. THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B).

X			C. THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF: Mutual Agreement of Both Parties
D. OTHER (Specify type of modification and authority)

E. IMPORTANT: Contractor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14. DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)
Modification Control Number:       soconnel141729
See attached Summary of Changes.

Except as provided herein, all terms and conditions ofthe document referenced in Item 9A or 10A, as heretofore changed, remains unchanged and in full force and effect.

15A. NAME AND TITLE OF SIGNER (Type or print) Ian Maclachlan, Ph.D. Executive Vice President and Chief Technical Officer			16A. NAME AND TITLE OF CONTRACTING OFFICER (Type or print) Sandra J. O'Connell/Contracting Officer
			TEL:	EMAIL:
15B. CONTRACTOR/OFFEROR		15C. DATE SIGNED	16B. UNITED STATES OF AMERICA	16C. DATE SIGNED

/s/ Ian MacLachlan		24-April-2014	BY /s/ Sandra O'Connell	23-April-2014
(Signature of person authorized to sign)			(Signature of Contracting Officer)

EXCEPTION TO SF 30 APPROVED BY OIRM 11-84	30-105-04	STANDARD FORM 30 (Rev. 10-83) Prescribed by GSA FAR (48 CFR) 53.243

W9113M-10-C-0057
(soconnel141729)

SECTION SF 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION SF 30 - BLOCK 14CONTINUATION PAGE

The following have been added by full text:
P00025
A.
The purpose of this modification is to 1) add CLIN 0006, as a [***] add value and funding to the contract for anticipated OH billing rate increases for FY12 through FY14 for efforts towards delivery of CLIN 0001. This value is non fee bearing and is subject to final audit. 3) [***] credits appearing on Vouchers BVN0040 and BVN0046 offered as consideration.

B.	All other terms and conditions of this contract are unchanged and in full force and effect.
C.	The parties hereto specifically agree that the changes effected by this modification constitute both the consideration and equitable adjustment due under any clause of this contract.

SECTION A - SOLICITATION/CONTRACT FORM

The total cost of this contract was increased by $2,100,000.00 from $41,719,126.24 to $43,819,126.24.

SECTION B - SUPPLIES OR SERVICES AND PRICES

CLIN 0006 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0006			Job		$[***]
[***]
[***]
[***]
FOB: Destination
PURCHASE REQUEST NUMBER: 0010481491-0002

ESTIMATED COST	$[***]
[***]	$[***]
TOTAL EST COST + FEE	$[***]
$[***]

ACRN AH
CIN: GFEBS001048149100001

CLIN 0007 is added as follows:

W9113M-10-C-0057
(soconnel141729)

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0007			Job		$1,622,213.82
	OH Rate Increase CPIF
	[***] for anticipated increase of OH rates is added to the contract value for CLIN 0001 efforts. This amount is subject to Final audit of indirect rates for FY12-14.
	FOB: Destination
	PURCHASE REQUEST NUMBER: 0010481491-0002

TARGET COST	$[***]
TARGET FEE	$[***]
TOTAL TGT COST + FEE	$[***]
MINIMUM FEE	$[***]
MAXIMUM FEE	$[***]
SHARE RATIO ABOVE TARGET
SHARE RATIO BELOW TARGET

ACRN AH CIN: GFEBS001048149100002	$[***]

SECTION E - INSPECTION AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for CLIN 0006:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

The following Acceptance/Inspection Schedule was added for CLIN 0007:
INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
N/A	N/A	N/A	Government

SECTION G - CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $2,100,000.00 from $41,719,126.24 to $43,819,126.24.

CLIN 0006:
Funding on CLIN 0006 is initiated as follows:

ACRN: AH

W9113M-10-C-0057
(soconnel141729)

CIN: GFEBS001048149100001
Acctng Data: 097201420150400000265Y0550506255	A.0011315.4.1.2.3 6100.9000021001
Increase: $[***]
Total: $[***]
Cost Code: A5XAH

CLIN 0007:
Funding on CLIN 0007 is initiated as follows:

ACRN: AH
CIN: GFEBS001048149100002
Acctng Data: 097201420150400000265Y0550506255	A.0011315.4.1.2.3 6100.9000021001
Increase: $[***]
Total: $[***]
Cost Code: A5XAH

(End of Summary of Changes)